Exhibit 10.1

AGREEMENT TO MODIFY LOAN MAXIMUM LINE OF CREDIT AND CONSENT TO FCHS SECURED DEBT ISSUANCE

WHEREAS, CT Capital, LTD (“CT”) entered into the Loan and Security Agreement, dated June 13, 2013, with First Choice Medical Group of Brevard, LLC (“FCMG”) pursuant to which CT made a loan available to FCMG with a maturity date of December 31, 2016 (the “Loan”);

WHEREAS, FCMG is a wholly owned subsidiary of FCID Medical, Inc. (“FCID”) and FCID is a wholly owned subsidiary of First Choice Healthcare Solutions, Inc. (“FCHS”) and with FCID and FCMG, (the “Parties”);

WHEREAS, FCMG modified the annual interest rate on the Loan from 12% to 6% on November 11, 2013;

WHEREAS, FCMG desires to modify the Maximum Line of Credit from $1,500,000 to $2,000,000.

WHEREAS CT desires to modify the Maximum Line of Credit from $1,500,000 to $2,000,000 and having (i) all other terms on the loan remain the same, and (ii) consent to FCID and FCMG guaranteeing the Loan Transaction and consent to the filing of UCC financing statements that list FCHS, FCMG and FCID as debtors as required by the Loan Transaction;

NOW, THEREFORE, in consideration of the terms and conditions herein contained, and for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1) The paragraph above are integral to this Agreement and are hereby incorporated herein and made a part hereof.

2) CT agrees (i) to modify the Maximum Line of Credit from $1,500,000 to $2,000,000, (ii) to consent to the Loan Transaction, (iii) to consent to FCID and FCMG guaranteeing the Loan Transaction, such guarantee being subordinate in priority to CT, and (iv) to consent to filing of UCC financing statements in the respective states of incorporation or formation that list FCHS, FCMG and FCID as debtors and perfect a security interest in assets of FCHS, FCMG and FCID, which security interest is subordination in priority to CT.

3) FCMG agrees to modify the Maximum Line of Credit from $1,500,000 and $2,000,000 and having (i) all other terms on the loan remain the same, including but not limited to section 2.3.13, and (ii) consent to FCID and FCMG guaranteeing the Loan Transaction and consent to the filing of UCC financial statements that list FCHS, FCMG and FCID as debtors as required by the Loan Transaction.

4) The Parties agree for the modification to be effective June 9, 2015.

Accepted and Agreed to:

CT CAPITAL, LTD.	FCID MEDICAL, INC.

/s/ Jeffrey Roschman	/s/ Christian Romandetti
By: Jeffrey Roschman	By: Christian C. Romandetti, President

FIRST CHOICE MEDICAL GROUP OF	FIRST CHOICE HEALTHCARE SOLUTIONS, INC.
BREVARD, LLC

/s/ Kris Jones	/s/ Christian Romandetti
By: Kris Jones, Authorized Person	By. Christian C. Romandetti, President